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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                  May 17, 2000



                            Duquesne Light Company
                            ----------------------
            (Exact name of registrant as specified in its charter)



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     Pennsylvania                                1-956                  25-0451600
     ------------                                -----                  ----------
(State or other jurisdiction of       (Commission File Number)       (I.R.S. Employer
incorporation or organization)                                      Identification No.)

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                               411 Seventh Avenue
                        Pittsburgh, Pennsylvania  15219
                        -------------------------------
              (Address of principal executive offices) (Zip Code)



      Registrant's telephone number, including area code:   (412) 393-6000



                                      N/A
         (Former name or former address, if changed since last report.)
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Items 1-4.  Not applicable.


Item 5.  Other Events.

     On, May 17, 2000, the Third Circuit Court of Appeals handed down its ruling in the Allegheny Energy lawsuit against DQE, Inc. (the parent company of Duquesne Light Company), over its now terminated merger agreement. This unanimous ruling affirms the December 3, 1999 decision of the U.S. District Court for the Western District of Pennsylvania that DQE had properly terminated the merger agreement without breach, and the grant of judgment in DQE's favor on all claims and all requests for injunctive relief.

Items 6-9.  Not applicable.



                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                      Duquesne Light Company
                                                  -----------------------------
                                                           (Registrant)



Date    May 23, 2000                                   /s/Stevan R. Schott
        ------------                              -----------------------------
                                                           (Signature)
                                                         Stevan R. Schott
                                                  Vice President and Controller